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                                                                    EXHIBIT 21.1


                Subsidiaries of Duke Energy Field Services, LLC


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
                                                                State or other Jurisdiction of
Name of Subsidiary                                              Subsidiary Incorporation or Organization
------------------                                              ----------------------------------------
AIM Pipeline, LLC                                               Delaware
Associated Louisiana Intrastate Pipe Line, LLC                  Delaware
Atchafalaya Pipeline System, LLC                                Delaware
Aurora Centana Gathering, LLC                                   Louisiana
Belle Rose NGL Pipeline, LLC                                    Delaware
Brigham-Duke (Delaware) LLC                                     Delaware
Centana Gathering, LLC                                          Delaware
Centana Intrastate Pipeline, LLC                                Delaware
Centana Oil Gathering, LLC                                      Delaware
Duke Energy Canada Investments Ltd.                             Canadian Federal Entity
Duke Energy Canada Pipeline Ltd.                                Canadian Federal Entity
Duke Energy Comite, LLC                                         Delaware
Duke Energy Field Services Assets, LLC                          Delaware
Duke Energy Field Services Canada Holdings, Inc.                Delaware
Duke Energy Field Services LP Acquisition, LLC                  Delaware
Duke Energy Field Services Marketing, LLC                       Delaware
Duke Energy Field Services Southwest, LLC                       Delaware
Duke Energy Financial Services, LLC                             Delaware
Duke Energy Fuels Operating LLC                                 Delaware
Duke Energy Gathering and Processing, L.P.                      Delaware
Duke Energy Hinshaw Pipeline, LLC                               Delaware
Duke Energy Intrastate Network, LLC                             Delaware
Duke Energy Intrastate Pipeline, LLC                            Delaware
Duke Energy Midstream Services Canada Ltd.                      Canadian Federal Entity
Duke Energy NGL Services, LLC                                   Delaware
Duke Energy Oklahoma II, LLC                                    Delaware
Duke Energy Oklahoma Midstream, LLC                             Delaware
Duke Energy Ozona Condensate, LLC                               Delaware
Duke Energy Southwest Ozona Plant, LLC                          Delaware
Duke Energy Stratton Liquid Pipeline, LLC                       Delaware
Duke Energy Texas Intrastate Pipeline, LLC                      Delaware
East Texas Regulated, LLC                                       Delaware
EasTrans Limited Partnership                                    Texas
Edwards Cotton Valley, LLC                                      Delaware
Fox Plant, LLC                                                  Delaware
Fuels Acquisition Company Operating, LLC                        Delaware
Fuels Cotton Valley Gathering, LLC                              Delaware
Fuels Storage, LLC                                              Delaware
GPM Anadarko Gathering Company, LLC                             Delaware
GPM Austin Gathering Company, LLC                               Delaware
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
GPM Eddy Gathering Company, LLC                                 Delaware
GPM Gas Company, LLC                                            Delaware
GPM Gas Gathering LLC                                           Delaware
GPM Gas Trading Company, LLC                                    Delaware
GPM Panhandle Gathering Company, LLC                            Delaware
GPM Pipeline Company, LLC                                       Delaware
Gulf Coast NGL Pipeline, LLC                                    Delaware
Gulf Cotton Valley, LLC                                         Delaware
Highlands Gas, LLC                                              Delaware
Highlands NGL Pipeline, LLC                                     Delaware
Laverne Pipeline Company, LLC                                   Delaware
Laverne Pipeline Holding Company LLC                            Delaware
Lubrication Services, LLC                                       Delaware
Masters Creek Louisiana Pipeline, LLC                           Delaware
Midcontinent Pipeline Operating, LLC                            Delaware
National Helium, LLC                                            Delaware
Ouachita River Gas Storage Co., LLC                             Louisiana
Overland Trail Transmission, LLC                                Delaware
PanEnergy Dauphin Island, LLC                                   Delaware
PanEnergy Louisiana Intrastate, LLC                             Delaware
PanEnergy Mobile Bay Processing, LLC                            Delaware
Panhandle Field Services, LLC                                   Delaware
Panhandle Gathering, LLC                                        Delaware
Panola Pipe Line, LP                                            Delaware
Peach Ridge Pipeline, LP                                        Delaware
Philips Gas Company                                             Delaware
Rio Bravo Gas Systems, LLC                                      Delaware
TEA Canada Ltd.                                                 Alberta Province, Canada
TCE Flour Bluff, L.P.                                           Texas
TCTM, L.P.                                                      Delaware
TEPPCO Colorado, LLC                                            Delaware
TEPPCO Crude Oil, LLC                                           Delaware
TEPPCO Crude Pipeline, LLC                                      Delaware
TEPPCO Investments, LLC                                         Delaware
TEPPCO Partners, L.P.                                           Delaware
TE Products Pipeline Company, Limited Partnership               Delaware
Texas Eastern Products Pipeline Company, LLC                    Delaware
TPP Services, LLC                                               Delaware
Tri-States NGL Pipeline, LLC                                    Delaware
United L.P. Gas, LLC                                            Oklahoma
Weld County EP Properties, LLC                                  Colorado
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